PROMISSORY NOTES COMBINED FIFTH EXTENSION AGREEMENT

This Promissory Notes Combined Fifth Extension Agreement, hereinafter referred to as “Fifth Extension Agreement,” entered into this Twenty-Seventh day of December, 2013, by and between GLOBALWISE INVESTMENT, INC. hereinafter called “Maker” and Ramon M. Shealy, hereinafter called “Lender”.

WHEREAS, Maker and Lender have entered into a Promissory Note dated March 29, 2012 for the amount of Two Hundred Thirty Eight Thousand Dollars ($238,000) (the “$238,000 Note”) and a Promissory Note dated April 16, 2012 for the amount of Twelve Thousand Dollars ($12,000) (the “$12,000 Note”) (collectively, the “Notes”). The Notes were originally due ninety days from their respective issuance. An extension of the $238,000 Note was executed on June 27, 2012 with a maturity date of August 27, 2012. A second extension of the $238,000 Note was executed on August 27, 2012 with a maturity date of October 25, 2012. A third extension of the $238,000 Note was executed on October 24, 2012 with a maturity date of November 24, 2012. An extension of the $12,000 Note was executed on July 12, 2012 with a maturity date of September 13, 2012. A second extension of the $12,000 Note was executed on August 27, 2012 with a maturity date of November 12, 2012. A third extension of the $12,000 Note was executed on November 11, 2012 with a maturity date of November 24, 2012. A fourth extension of the $12,000 Note was executed on November 24, 2012 with a maturity date of January 1, 2014.

WHEREAS, Maker and Lender desire to enter into this Fifth Extension Agreement in order to extend the due date of both Notes to January 1, 2015.

NOW, THEREFORE, it is duly agreed by both Maker and Lender to extend the maturity date of both Notes to January 1, 2015.

All other provisions of the original Notes shall prevail unless otherwise written.

IN WITNESS WHEREOF, the undersigned Maker and Lender have duly executed this Fifth Extension Agreement, extending the maturity date of the Notes as of the day and year first written above.

GLOBALWISE INVESTMENT, INC.

/s/	Matthew Chretien
By:	Matthew Chretien
Its:	Chief Executive Officer

RAMON M. SHEALY

/s/	Ramon M. Shealy